Acquisition and Development of Generation Facilities (Notes)	12 Months Ended
Dec. 31, 2017
Acquisition And Development Of Generation Facilities [Abstract]
Business Combination Disclosure [Text Block]

Odessa Acquisition (Successor)

In August 2017, La Frontera Holdings, LLC (La Frontera), an indirect wholly owned subsidiary of Vistra Energy, purchased a 1,054 MW CCGT natural gas fueled generation plant (and other related assets and liabilities) located in Odessa, Texas (Odessa Facility) from Odessa-Ector Power Partners, L.P., an indirect wholly owned subsidiary of Koch Ag & Energy Solutions, LLC (Koch) (altogether, the Odessa Acquisition). La Frontera paid an aggregate purchase price of approximately $355 million, plus a five-year earn-out provision, to acquire the Odessa Facility. The purchase price was funded by cash on hand.

The Odessa Acquisition was accounted for as an asset acquisition. Substantially all of the approximately $355 million purchase price was assigned to property, plant and equipment in our consolidated balance sheet. Additionally, the initial fair value associated with an earn-out provision of approximately $16 million was included as consideration in the overall purchase price. The earn-out provision requires cash payments to be made to Koch if spark-spreads related to the pricing point of the Odessa Facility exceed certain thresholds. Subsequent to the acquisition, the earn-out provision has been accounted for as a derivative in our consolidated financial statements.

Upton Solar Development (Successor)

In May 2017, we acquired the rights to develop, construct and operate a utility scale solar photovoltaic power generation facility in Upton County, Texas (Upton). As part of this project, we entered a turnkey engineering, procurement and construction agreement to construct the approximately 180 MW facility. For the year ended December 31, 2017, we have spent approximately $190 million related to this project primarily for progress payments under the engineering, procurement and construction agreement and the acquisition of the development rights. We currently estimate that the facility will begin operations in the spring of 2018.

Lamar and Forney Acquisition (Predecessor)

In April 2016, Luminant purchased all of the membership interests in La Frontera, the indirect owner of two combined-cycle gas turbine (CCGT) natural gas fueled generation facilities representing nearly 3,000 MW of capacity located in ERCOT, from a subsidiary of NextEra Energy, Inc. (the Lamar and Forney Acquisition). The aggregate purchase price was approximately $1.313 billion, which included the repayment of approximately $950 million of existing project financing indebtedness of La Frontera at closing, plus approximately $236 million for cash and net working capital. The purchase price was funded by cash-on-hand and additional borrowings under our Predecessor's DIP Facility totaling $1.1 billion. After completing the acquisition, we repaid approximately $230 million of borrowings under our Predecessor's DIP Revolving Credit Facility primarily utilizing cash acquired in the transaction. La Frontera and its subsidiaries were subsidiary guarantors under our Predecessor's DIP Roll Facilities and, on the Effective Date, became subsidiary guarantors under the Vistra Operations Credit Facilities (see Note 12).

Predecessor Purchase Accounting — The Lamar and Forney Acquisition was accounted for in accordance with ASC 805, Business Combinations (ASC 805), with identifiable assets acquired and liabilities assumed recorded at their estimated fair values on the acquisition date.

To fair value the acquired property, plant and equipment, we used a discounted cash flow analysis, classified as Level 3 within the fair value hierarchy levels (see Note 15). This discounted cash flow model was created for each generation facility based on its remaining useful life. The discounted cash flow model included gross margin forecasts for each power generation facility determined using forward commodity market prices obtained from long-term forecasts. We also used management's forecasts of generation output, operations and maintenance expense, SG&A and capital expenditures. The resulting cash flows, estimated based upon the age of the assets, efficiency, location and useful life, were then discounted using plant specific discount rates of approximately 9%.

The following table summarizes the consideration paid and the allocation of the purchase price to the fair value amounts recognized for the assets acquired and liabilities assumed related to the Lamar and Forney Acquisition as of the acquisition date. During the three months ended September 30, 2016, the working capital adjustment included in the purchase price was finalized between the parties, and the purchase price allocation was completed.

Cash paid to seller at close	$603
Net working capital adjustments	(4)
Consideration paid to seller	599
Cash paid to repay project financing at close	950
Total cash paid related to acquisition	$1,549
Cash and cash equivalents	$210
Property, plant and equipment — net	1,316
Commodity and other derivative contractual assets	47
Other assets	44
Total assets acquired	1,617
Commodity and other derivative contractual liabilities	53
Trade accounts payable and other liabilities	15
Total liabilities assumed	68
Identifiable net assets acquired	$1,549

The Lamar and Forney Acquisition did not result in the recording of goodwill since the purchase price did not exceed the fair value of the net assets acquired.

Unaudited Pro Forma Financial Information — The following unaudited pro forma financial information for the Predecessor period from January 1, 2016 through October 2, 2016 and the year ended December 31, 2015 assumes that the Lamar and Forney Acquisition occurred on January 1, 2015. The unaudited pro forma financial information is provided for information purposes only and is not necessarily indicative of the results of operations that would have occurred had the Lamar and Forney Acquisition been completed on January 1, 2015, nor is the unaudited pro forma financial information indicative of future results of operations.

	Predecessor
	Period from January 1, 2016 through October 2, 2016	Year Ended December 31, 2015
Revenues	$4,116	$6,133
Net income (loss)	$22,835	$(4,671)

The unaudited pro forma financial information includes adjustments for incremental depreciation as a result of the fair value determination of the net assets acquired and interest expense on borrowings under our Predecessor's DIP Roll Facilities.